                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 OR 15(d) of the
                        Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported)  October 13, 1998
                                                        ----------------

                         CYPRUS AMAX MINERALS COMPANY
--------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)


        Delaware                   1-10040                 36-2684040
--------------------------------------------------------------------------------
   (State or other juris-         (Commission            I.R.S. Employer
   diction of incorporation)      File Number)         (Identification No.)

9100 East Mineral Circle,  Englewood, CO                              80112
--------------------------------------------------------------------------------
(Address of principal executive offices)                            (Zip Code)

                                (303) 643-5000
--------------------------------------------------------------------------------
             (Registrant's telephone number, including area code)

Item 2. Disposition of Assets
-----------------------------

On October 13, 1998, pursuant to a Stock Purchase and Sale Agreement, dated as of April 25, 1998, by and among Cyprus Amax Minerals Company ("Cyprus Amax"), Cyprus Foote Mineral Company ("Foote"), Cyprus Specialty Metals Company ("Cyprus Specialty") and Foote Acquisition Corporation ("Buyer"), Cyprus Amax completed the sale of its Foote lithium subsidiary to an affiliate of Chemetall GmbH, a specialty chemicals unit of Metallgesellschaft AG. Prior to the consummation of the stock purchase transaction, Buyer was a significant customer of Foote. The terms of the transaction were established through arm's length negotiation.

Cyprus Amax received $305 million in cash in the transaction and expects to report a pre-tax gain of approximately $150 million from the sale. This should result in an after-tax gain of slightly over $100 million in the fourth quarter. However, as a result of the sale of assets earlier in the year, only a nominal amount of federal income taxes are expected to be paid. Proceeds from the sale are expected to be used for general corporate purposes, including debt reduction, the share buyback program and to strengthen Cyprus Amax's financial position and core mining businesses.

Item 7. Financial Statements and Exhibits
-----------------------------------------

(b)  Unaudited Pro forma Financial Information

Cyprus Amax's unaudited Pro forma financial statements give effect to the sale of its lithium subsidiary as if such transaction had occurred for balance sheet purposes, on June 30, 1998 and for income statement purposes as of January 1, 1997. The Pro forma information is not necessarily indicative of the results that would have been reported had such events actually occurred on the dates specified, nor is it indicative of Cyprus Amax's future results.

Cyprus Amax Minerals Company
Pro forma Balance Sheet at June 30, 1998
(In Millions)
                                                                 Historical
                                                     ------------------------------------            Pro forma
                                                                     Disposition                    Consolidated
                                                                     -----------     Pro forma        Without
                                                     Consolidated      Lithium       Adjustments      Lithium
                                                     ------------    -----------    ------------    ------------
Current Assets                                                847           $ 44       $     305 /1/      $1,108
Properties - At Costs, Net                                  3,974            106               -           3,868
Other Assets                                                  620              -               -             620
                                                           ------           ----       ---------          ------
   Total Assets                                            $5,441           $150       $     305          $5,596
                                                           ======           ====       =========          ======

Current Liabilities                                        $  615           $  8       $      82 /2/      $  689

Long-Term Debt and Capital Lease Obligations                1,791              -               -           1,791
Other Liabilities                                             737             11             (16)/3/         710
                                                           ------           ----       ---------          ------
   Total Noncurrent Liabilities and Deferred Credits        2,528             11             (16)          2,501
Minority Interest                                              34              -               -              34

Shareholders Equity
  Preferred Stock                                               5              -               -               5
  Common Stock                                                  1              -               -               1
  Paid-In Surplus                                           2,943            116             116 /4/       2,943
  Accumulated Deficit                                        (568)            15             123 /4/        (460)
  Other                                                       (13)             -               -             (13)
                                                           ------           ----       ---------          ------
                                                            2,368            131             239           2,476
  Treasury Stock at Cost                                      (54)             -               -             (54)
  Loan to Savings Plan                                        (50)             -               -             (50)
                                                           ------           ----       ---------          ------
   Total Shareholders' Equity                               2,264            131             239           2,372
                                                           ------           ----       ---------          ------
   Total Liabilities and Shareholders' Equity              $5,441           $150       $     305          $5,596
                                                           ======           ====       =========          ======

Pro forma Income Statement for Year Ended December 31, 1997
(In Millions Except Per Share Data)


                                                                    Historical
                                                           ---------------------------                    Pro forma
                                                              Cyprus       Disposition                   Consolidated
                                                               Amax        -----------     Pro forma       Without
                                                           Consolidated      Lithium      Adjustments/5/   Lithium
                                                           ------------    -----------    -----------    ------------
Revenue                                                          $3,346            $96        $     -          $3,250

Costs and Expenses
  Costs of Sales                                                  2,257             60              -           2,197
  Selling and Administrative                                        128              7              -             121
  Depreciation, Depletion, and Amortization                         444              8              -             436
  Write-Downs and Special Charges                                   241              -              -             241
  Exploration Expense                                                43              -              -              43
                                                                 ------            ---         ------          ------

Total Costs and Expenses                                          3,113             75              -           3,038
                                                                                                    -
Income From Operations                                              233             21              -             212
Other Income (Expense)                                                                              -
  Interest Income                                                    36              6              -              30
  Interest Expense                                                 (208)             -              -            (208)
  Capitalized Interest                                               10              -              -              10
  Earnings (Loss) on Equity Investments and Other                   (31)             -              -             (31)
                                                                 ------            ---         ------          ------
Income Before Income Taxes and Minority Interest                     40             27              -              13
  Income Tax Benefit (Provision)                                     22             (1)             -              23
  Minority Interest                                                   7              -              -               7
                                                                 ------            ---         ------          ------
Net Income                                                           69             26              -              43/5/

Preferred Stock Dividends                                           (19)             -              -             (19)
                                                                 ------            ---         ------          ------
Income Applicable to Common Shares                               $   50            $26         $    -          $   24
                                                                 ======            ===         ======          ======

Earnings per Common Share
  Basic and Diluted/1/                                           $ 0.54                                        $ 0.26/5/

Weighted Average Common Shares Outstanding
  Basic                                                              93                                            93
  Diluted                                                           103                                           103

/1/ Diluted earnings per share were anti-dilutive.

Pro forma Income Statement for Period Ended June 30, 1998
(In Millions Except Per Share Data)

                                                                     Historical
                                                            ------------------------------                    Pro forma
                                                               Cyprus          Disposition                   Consolidated
                                                                Amax           -----------    Pro forma        Without
                                                            Consolidated        Lithium      Adjustments/6/    Lithium
                                                            ------------------------------   -----------     ------------
Revenue                                                          $ 1,351               $45    $        -           $1,306
                                                                                                       -
Costs and Expenses                                                                                     -
  Costs of Sales                                                     990                30             -              960
  Selling and Administrative                                          76                 3             -               73
  Depreciation, Depletion, and Amortization                          205                 4             -              201
  Write-Downs and Special Charges                                      4                 -             -                4
  Exploration Expense                                                 25                 -             -               25
                                                                  ------               ---     ---------           ------
Total Costs and Expenses                                           1,300                37             -            1,263

Income From Operations                                                51                 8             -               43
Other Income (Expense)
  Interest Income                                                      7                 1             -                6
  Interest Expense                                                   (94)                -             -              (94)
  Capitalized Interest                                                 3                 -             -                3
  Earnings (Loss) on Equity Investments and Other                     (2)                -             -               (2)
                                                                  ------               ---     ---------           ------
(Loss) Income Before Income Taxes and Minority Interest              (35)                9             -              (44)
  Income Tax Benefit (Provision)                                       2                 -             -                2
  Minority Interest                                                    1                 -             -                1
                                                                  ------               ---     ---------           ------
Net (Loss) Income                                                    (32)                9             -              (41)/6/

Preferred Stock Dividends                                             (9)                -             -               (9)
                                                                  ------               ---     ---------           ------
(Loss) Income Applicable to Common Shares                         $  (41)              $ 9     $       -           $  (50)
                                                                  ======               ===     =========           ======
Loss per Common Share
  Basic and Diluted /1/                                           $(0.44)                                          $(0.53)/6/

Weighted Average Common Shares Outstanding
  Basic                                                               94                                               94
  Diluted                                                            103                                              103

/1/ Diluted loss per share was anti-dilutive.

Notes to Unaudited Pro forma Balance Sheet and Income Statements

(1) Reflects the gross proceeds of $305 million from the sale of the lithium subsidiary.

(2) To adjust for expenses related to the lithium subsidiary sale, primarily legal and outside services. Additionally, income taxes payable has been adjusted to reflect the sale.

(3) To adjust deferred income taxes to reflect the effect of the lithium subsidiary sale.

(4) To adjust shareholders' equity for the settlement of intercompany accounts and notes receivables and the effect of adjustments in notes (1)-(3) above.

(5) Assumes that the proceeds of $305 million from the sale of the lithium subsidiary remains in cash. At an average interest rate of six percent, interest income would increase by $18 million and income tax expense would increase by $4 million, resulting in Pro Forma Consolidated Net Income Without Lithium of $57 million, or $0.41 per share.

(6) Assumes that the proceeds of $305 million from the sale of the lithium subsidiary remains in cash. At an average interest rate of six percent, interest income would increase by $9 million and income tax expense would increase by $2 million, resulting in Pro Forma Consolidated Loss Without Lithium of $34 million, or $0.46 per share.


(c)  Exhibits

     Exhibit
     Number                          Document
     -------                         --------

       2(a) Stock Purchase and Sale Agreement, dated April 25, 1998, by and among Cyprus Amax Minerals Company, Cyprus Foote Mineral Company, Cyprus Specialty Metals Company and Foote Acquisition Corporation.

        (b) Supplemental Agreement, dated October 13, 1998, to Stock Purchase and Sale Agreement, dated April 25, 1998, by and among Cyprus Amax Minerals Company, Cyprus Foote Mineral Company, Cyprus Specialty Metals Company and Foote Acquisition Corporation.

        (c) Tax Sharing and Indemnification Agreement, dated October 13, 1998, by and between Cyprus Amax Minerals Company, Cyprus Specialty Metals Company, Cyprus Foote Mineral Company and Foote Acquisition Corporation.

       99 Press Release, dated October 13, 1998, issued by Cyprus Amax Minerals Company.

The following exhibits and schedules are being omitted from this filing:

Exhibits to the Stock Purchase and Sale Agreement
-------------------------------------------------

Exhibit A-1  Opinion of Counsel to Cyprus Amax and Cyprus Specialty

Exhibit A-2  Opinion of Counsel to The Chilean Partnership

Exhibit B-1  Opinion of Counsel to Buyer

Exhibit B-2  Opinion of Counsel to Dynamit-Nobel AG

Exhibit D    Mutual Release

Exhibit E    Transition and Administrative Services Agreement


Schedules to the Stock Purchase and Sale Agreement
--------------------------------------------------

3.2.7     Company's Equity Interest

3.2.10    (a)  Financial Statements
          (b)  Intercompany Balances
          (c)  Chilean Partnership Financial Statements

3.2.11    Real Property

3.2.12    (a)  Intellectual Property
          (b)  Intellectual Property

3.2.13    Material Contracts

3.2.14    Employee Relations

3.2.15    Litigation

3.2.16    Absence of Changes of Events

3.2.17    Compliance with Laws

3.2.19    Insurance

3.2.20    Employee Benefit Plans

3.2.21    Bank Relationships

3.2.22    Estimates

3.2.24    Transactions with Related Parties

4.2.2     Ordinary Course of Business

4.2.4     (b)  Intercompany Agreements

4.2.6     Employees

4.3.9     Policies

5.1       Uranium Dust and Asbestos Litigation

5.2.1     Compliance with Governmental Environmental Requirements

5.2.2     (a)  Material Permits and Authorizations
          (b)  Governmental Permits and Authorizations

5.2.3     Environmental Proceedings


Registrant will furnish supplementally a copy of any omitted exhibit or schedule to any of the agreements listed above to the Securities and Exchange Commission upon request.

                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  October 28, 1998              CYPRUS AMAX MINERALS COMPANY

                                     BY: /s/ John Taraba
                                        ----------------
                                     Name:   John Taraba
                                             Vice President and
                                             Controller (Principal
                                             Accounting Officer)

  Exhibit
  Number                              Document
  -------                             --------

   2(a) Stock Purchase and Sale Agreement, dated April 25, 1998, by and among Cyprus Amax Minerals Company, Cyprus Foote Mineral Company, Cyprus Specialty Metals Company and Foote Acquisition Corporation.

    (b)    Supplemental Agreement, dated October 13, 1998, to Stock
           Purchase and Sale Agreement, dated April 25, 1998, by and among Cyprus Amax Minerals Company, Cyprus Foote Mineral Company, Cyprus Specialty Metals Company and Foote Acquisition Corporation.

    (c) Tax Sharing and Indemnification Agreement, dated October 13, 1998, by and between Cyprus Amax Minerals Company, Cyprus Specialty Metals Company, Cyprus Foote Mineral Company and Foote Acquisition Corporation.

   99 Press Release, dated October 13, 1998, issued by Cyprus Amax Minerals Company.